                                                                     EXHIBIT 4.8

                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
     NEW YORK CITY TIME, ON                       , 1998, UNLESS EXTENDED.

                         FORM OF LETTER OF TRANSMITTAL
                   TO ACCOMPANY 9 5/8% SENIOR NOTES DUE 2007,
                      SERIES A (CUSIP NO.            ) OF
                             KINETIC CONCEPTS, INC.
                             (A TEXAS CORPORATION)
                      TENDERED PURSUANT TO THE PROSPECTUS
                      DATED                         , 1998

(PLEASE READ THE INSTRUCTIONS CAREFULLY)

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) AND ALL OTHER DOCUMENTS AND INSTRUMENTS REQUIRED HEREBY SHOULD BE SENT OR DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH BELOW. TENDERS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON
  , 1998, UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE").

                               THE EXCHANGE AGENT

                              MARINE MIDLAND BANK

                  By Mail:                                 By Courier or By Hand:
            Marine Midland Bank                             Marine Midland Bank
      Attn: Corporate Trust Department                Attn: Corporate Trust Operations
           140 Broadway, Level A                           140 Broadway, Level A
       New York, New York 10005-1180                   New York, New York 10005-1180

                          By Facsimile: (212) 658-2292
                              Attn: Paulette Shaw
                           Telephone: (212) 658-5931
                            ------------------------

                DELIVERY TO ANY ADDRESS OTHER THAN AS SET FORTH
                   HEREIN WILL NOT CONSTITUTE VALID DELIVERY.
                            ------------------------

       THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE
         READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of Series A Notes (as defined below) only (a) if Series A Notes are to be forwarded herewith or
(b) if delivery of such Series A Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company
(DTC) pursuant to the procedures set forth under the caption "The Exchange Offer -- How to Tender" in the Prospectus (as defined below). DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     Holders of Series A Notes who cannot deliver their Series A Notes or deliver confirmation of the book-entry transfer of their Series A Notes into the Exchange Agent's account at DTC and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Series A Notes pursuant to the guaranteed delivery procedure set forth under the caption "The Exchange Offer -- How to Tender" in the Prospectus. See Instruction 2 herein.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution
  ------------------------------------------------------------------------------

  DTC Account Number
--------------------------------------------------------------------------------

  Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

  Name of Registered Owner(s)
  ------------------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery
                         -------------------------------------------------------

  Name of Institution which Guaranteed delivery
                    ------------------------------------------------------------

  If Delivered By Book-Entry Transfer:

  Name of Tendering Institution
  ------------------------------------------------------------------------------

  DTC Account Number
--------------------------------------------------------------------------------

  Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERING BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED SERIES A
    NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH
    ABOVE.

                     DESCRIPTION OF SERIES A NOTES TENDERED

SERIES A NOTES TENDERED
     ---------------------------------------------------------------------------

IF BLANK, PRINT NAME AND ADDRESS OF REGISTERED HOLDER.
--------------------------------------------------------------------------------

(ATTACH ADDITIONAL LIST IF NECESSARY)

------------------------------------------------------------------------------------------------------------------
                                                         AGGREGATE PRINCIPAL             PRINCIPAL AMOUNT OF
                               SERIES A                       AMOUNT OF                     SERIES A NOTES
                           NOTES NUMBER(S)*                 SERIES A NOTES                    TENDERED**
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
      Totals:
------------------------------------------------------------------------------------------------------------------

 * Need not be completed by Book-Entry Holders.

** The aggregate principal amount of all Series A Notes held shall be deemed tendered unless a lesser principal amount is specified in this column. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Pursuant to the terms and subject to the conditions of the Exchange Offer (as described below) of Kinetic Concepts, Inc., a Texas corporation (the "Company" or "KCI"), to holders of the Company's 9 5/8% Senior Subordinated Notes due 2007, Series A issued pursuant to the Prospectus dated October 29, 1997 (the "Series A Notes"), as set forth in the Prospectus dated
                   , 1998 (the "Prospectus") and this Letter of Transmittal (which, together with the Prospectus, constitute the Exchange Offer), the signer of this Letter of Transmittal (the "Holder") hereby accepts the Exchange Offer and tenders the Series A Notes listed on this Letter of Transmittal in exchange for a like principal amount of 9 5/8% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes"). The Exchange Notes will be substantially identical to the Series A Notes except that the resale of the Exchange Notes will not be subject to the restrictions of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Notes will not be subject to certain interest rate increase provisions which were applicable to the Series A Notes in certain circumstances relating to the timing of the Exchange Offer. The Holder hereby acknowledges receipt of the Prospectus. Capitalized terms used but not defined herein have the respective meanings given such terms in the Prospectus.

     Accordingly, subject to, and effective upon, acceptance for exchange of the Series A Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer, the Holder hereby sells, assigns and transfers to the Company all right, title and interest in and to all of the Series A Notes that are being tendered for exchange hereby, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the Holder with respect to such securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Series A Notes tendered hereby or transfer ownership of such securities on the account books maintained by DTC together, in either such case, with the accompanying evidences of transfer and authority, to the Company upon the receipt by the Exchange Agent, as the Holder's agent, of the consideration therefor pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A Notes.

     THE HOLDER HEREBY REPRESENTS AND WARRANTS THAT THE HOLDER HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE SERIES A NOTES TENDERED HEREBY AND TO ACQUIRE THE EXCHANGE NOTES ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED SECURITIES, THAT THE EXCHANGE AGENT, AS AGENT OF THE COMPANY, WILL ACQUIRE GOOD AND UNENCUMBERED TITLE TO SUCH TENDERED SERIES A NOTES, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THE SERIES A NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIM OR ENCUMBRANCE WHEN THE SAME ARE ACCEPTED BY THE COMPANY. THE HOLDER WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE SERIES A NOTES TENDERED HEREBY.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the Holder, and any obligation of the Holder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Holder. Except as stated in the Prospectus, this tender is irrevocable.

     A tender of Series A Notes pursuant to the procedures described in the Prospectus and in the instructions hereto will constitute the Holder's acceptance of the terms and conditions of the Exchange Offer and a binding agreement between the tendering Holder of Series A Notes and the Company upon the terms and subject to the conditions of the Exchange Offer. The Holder recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept any of the Series A Notes tendered for exchange hereby. The Holder hereby directs that the Exchange Notes and/or any Series A Notes representing any principal amount of such securities not exchanged be issued in the name of the Holder. The Holder understands that Holders who tender Series A Notes by book-entry transfer ("Book-Entry Holders") will receive their Exchange Notes and any principal amount of Series A Notes not exchanged will be returned to such Book-Entry Holder by crediting in the name of such Book-Entry Holder the account maintained by DTC. The Holder recognizes that the Company has no obligation to transfer any Series A Notes from the name(s) of the registered holder(s) thereof.

     BY TENDERING SERIES A NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE HOLDER IS DEEMED TO REPRESENT AND AGREE, AND HEREBY REPRESENTS AND AGREES, THAT
(I) IT IS ACQUIRING EXCHANGE NOTES ISSUABLE IN EXCHANGE THEREFOR IN THE ORDINARY COURSE OF ITS BUSINESS, (II) UNLESS IT IS A BROKER-DEALER REFERRED TO IN THE NEXT SENTENCE, IT IS NOT ENGAGING AND DOES NOT INTEND TO ENGAGE IN THE DISTRIBUTION OF THE EXCHANGE NOTES, (III) AT THE TIME OF CONSUMMATION OF THE EXCHANGE OFFER THE HOLDER WILL HAVE NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF THE EXCHANGE NOTES IN VIOLATION OF THE PROVISIONS OF THE SECURITIES ACT, (IV) THE HOLDER IS NOT AN AFFILIATE OF THE COMPANY OR ANY OF THE GUARANTORS WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT AND (V) IF IT PARTICIPATES IN THE EXCHANGE OFFER FOR THE PURPOSE OF DISTRIBUTING THE EXCHANGE NOTES IT MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF THE EXCHANGE NOTES. EACH HOLDER WHO IS A PARTICIPATING BROKER-DEALER (AS DEFINED IN THE PROSPECTUS) HOLDING SERIES A NOTES ACQUIRED FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES THAT WILL RECEIVE EXCHANGE NOTES IN EXCHANGE FOR SUCH SERIES A NOTES PURSUANT TO THE EXCHANGE OFFER FURTHER REPRESENTS AND AGREES THAT IT WILL DELIVER A PROSPECTUS (WHICH MAY BE THE PROSPECTUS) IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES DURING THE PERIOD REQUIRED BY THE SECURITIES ACT. BY ACKNOWLEDGING THAT IT WILL DELIVER AND BY DELIVERING A PROSPECTUS, A PARTICIPATING BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT.

HOLDER SIGN HERE

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
  (Signature(s) of Owner(s))

Dated
--------------------------------------------------------------------- , 1995

Holder's Telephone Number
-----------------------------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Series A Notes. If signature is by an attorney, executor, administrator, trustee, guardian or others acting in a fiduciary capacity, please set forth full title and see Instruction 5.)

                            SIGNATURE(S) GUARANTEED
                              (SEE INSTRUCTION 1)

--------------------------------------------------------------------------------
(Firm -- Please Print)
--------------------------------------------------------------------------------
(Authorized Signature)
--------------------------------------------------------------------------------
(Date)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 6)

     To be completed ONLY by registered holders and ONLY if Exchange Notes or Series A Notes representing any principal amount of such securities not exchanged are to be sent to the Holder at an address other than that shown above.

Mail Exchange Notes (or Series A Notes) to:

(Name -- Please Print)
--------------------------------------------------------------------------------

(Address)(Include Zip Code)
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOR PARTICIPATING BROKER-DEALERS ONLY
(SEE INSTRUCTION 11)

     Please send
------------------------ copies of the Prospectus and any supplements or amendments thereto to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. GUARANTEE OF SIGNATURES. Signatures on Letters of Transmittal need not be guaranteed, except as provided in this Instruction 1. In cases where Series A Notes are tendered for exchange by a registered holder of Series A Notes who has completed the box entitled "Special Delivery Instructions" on the Letter of Transmittal, signatures on Letters of Transmittal (or facsimiles thereof) must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program, or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution").

      2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. In order to participate in the Exchange Offer and receive Exchange Notes, a holder must properly complete and duly execute (with signatures guaranteed if required by Instruction 1) the Letter of Transmittal (or a facsimile thereof) and mail or deliver it, together with the Series A Notes to be tendered for exchange (or the Exchange Agent must receive a timely confirmation of a book-entry transfer of such Series A Notes into the Exchange Agent's account at DTC as described in the Prospectus) and any other required documents, to the Exchange Agent. The Exchange Agent must receive the foregoing documents and instruments on or prior to the Expiration Date. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         If a holder desires to tender Series A Notes pursuant to the Exchange Offer and such holder's Series A Notes are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis, or such holder cannot deliver the Series A Notes and all other required documents to the Exchange Agent prior to the Expiration Date, such Series A Notes may be tendered if all of the following guaranteed delivery procedures are complied with: (i) such tenders are made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, in substantially the form provided by the Company, is received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Series A Notes, in proper form for transfer (or confirmation of book-entry transfer of such Series A Notes into the Exchange Agent's account at DTC as described in the Prospectus), together with a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the caption "The Exchange Offer -- How to Tender" in the Prospectus.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptability of Series A Notes tendered will be determined by the Company in its sole discretion, and such determinations will be final and binding. The Company reserves the right to reject any and all tenders determined by it not to be in proper form or otherwise not valid or the acceptance for exchange of which may, in the opinion of the Company's counsel, be unlawful or to waive any irregularities or conditions. The Company's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and Instructions thereto) will also be final and binding. The Company and the Exchange Agent are not under any duty to give notification of any irregularities or defects and shall not incur any liability for failure to give any such notification. Tenders will not be deemed to have been made until such irregularities or defects have been cured or waived. Any tender (including the Letter of Transmittal and Series A Notes) that is not properly completed and executed, and as to which irregularities or defects are not cured or waived, will be returned by the Exchange Agent to the tendering holder promptly after the Expiration Date without cost to the tendering holder (or, in the case of Series A Notes delivered by book-entry transfer within DTC, the tendered Series A Notes will be credited to the account maintained within DTC by the participant).

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE SERIES A NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY ARE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

         No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal or facsimile hereof, waive any rights to receive any notice of the acceptance of their tender.

      3. INADEQUATE SPACE. If the space provided herein is inadequate, the Series A Note numbers and the principal amount of Series A Notes should be listed on a separate signed schedule attached hereto.

      4. PARTIAL TENDERS. If less than all of the principal amount represented by any Series A Note submitted is to be tendered, the principal amount of the Series A Notes which are to be tendered should be stated in the box entitled "Principal Amount of Series A Notes Tendered." New Series A Notes for the remaining principal amount of the old Series A Note(s) will either be sent to the registered holder of the Series A Note(s) tendered as soon as practicable after the tender has been accepted or credited to the holder's account in accordance with appropriate book-entry procedures. The aggregate principal amount of all Series A Notes listed will be deemed to have been tendered unless otherwise indicated. Partial tenders of all Series A Notes may be made only if
         (i) the principal amount tendered is equal to $1,000 or an integral multiple thereof; and (ii) the remaining untendered portion of such Series A Note is in a principal amount of $250,000, or any integral multiple of $1,000 in excess of such amount.

      5. SIGNATURES ON LETTER OF TRANSMITTAL. This Letter of Transmittal must be signed by the registered holder of the Series A Note(s) tendered hereby and if the Series A Notes are registered the signature must correspond exactly with the name as written on the face of the Series A Note(s) with alteration, enlargement or any change whatsoever.

         If the Series A Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted.

      6. DELIVERY OF EXCHANGE NOTES. Delivery of Exchange Notes will be made promptly after the Expiration Date for all Series A Notes properly tendered and accepted for exchange by the Company. The Exchange Notes of registered holders will be issued in the name of the registered holder(s) of the Series A Notes and will either be mailed to such holder(s) or credited to such holder's account in accordance with appropriate book-entry procedures. In the case of tenders by Notice of Guaranteed Delivery, Exchange Notes will not be delivered until the Letter of Transmittal, the Series A Notes relating to such Notice of Guaranteed Delivery (or a timely confirmation of a book-entry transfer of such Series A Notes into the Exchange Agent's account of DTC) and all other required documents have been received by the Exchange Agent.

      7. SECURITY TRANSFER TAXES. The Company will pay all security transfer taxes, if any, applicable to the exchange of Series A Notes tendered and accepted pursuant to the Exchange Offer.

      8. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W9. Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in
         Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain 31% of payments made to the tendering holder during the sixty day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within sixty days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with its TIN within such sixty day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent.

         Failure to complete the Substitute Form W-9 will not, by itself, cause Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payment made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

      9. WAIVER OF CONDITIONS. Subject to limitations set forth in the Prospectus, the conditions of the Exchange Offer may be waived by the Company, in whole or in part, at any time or from time to time, in the Company's sole discretion in the case of any Series A Notes tendered.

     10. LOST, DESTROYED OR STOLEN NOTES. If any Series A Note has been lost, stolen, mutilated or destroyed, the holder should promptly notify the Trustee, Marine Midland Bank, of such fact in writing, or call (212) 658-6433. The holder will then be directed as to the steps that must be taken in order to replace the Series A Note. The Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, mutilated or destroyed Series A Notes have been followed.

     11. REQUEST FOR ADDITIONAL COPIES. Questions and requests for additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Exchange Agent at the address and telephone number set forth in the Prospectus.

     12. PARTICIPATING BROKER-DEALERS. Each Holder which is a Participating Broker-Dealer must advise the Exchange Agent as to the number of copies of the Prospectus (including supplements and amendments thereto) it will require in order to satisfy the prospectus delivery requirements for resales of Exchange Notes which are exchanged for Series A Notes acquired by it for its own account as a result of market-making or other trading activities.

(DO NOT WRITE IN SPACE BELOW)

------------------------------------------------------------------------------------------------------------------
             CERTIFICATE                          EXISTING NOTES                        EXISTING NOTES
             SURRENDERED                             TENDERED                              ACCEPTED
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
  Dated Received
------------------------------------------------------------------------------------------------------------------
  Accepted by
------------------------------------------------------------------------------------------------------------------
  Checked by
------------------------------------------------------------------------------------------------------------------
  Delivery Prepared by
------------------------------------------------------------------------------------------------------------------
  Checked by
------------------------------------------------------------------------------------------------------------------
  Date
------------------------------------------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION

     Under federal income tax laws, a holder whose tendered Series A Notes are accepted for payment is required to provide the Exchange Agent (as payor) with such holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service.

     Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 20% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to the Exchange Offer, the holder is required to provide the Exchange Agent with either: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding, or (ii) an adequate basis for exemption.

--------------------------------------------------------------------------------
PAYER'S NAME: MARINE MIDLAND BANK
------------------------------------------------------------------------------------------------

 SUBSTITUTE                 Part 1-PLEASE PROVIDE YOUR TIN IN THE   Social Security Number
 FORM W-9                   BOX AT RIGHT AND CERTIFY BY SIGNING AND OR
 DEPARTMENT OF THE          DATING BELOW                            ----------------------------
TREASURY                                                            Employer Identification
 INTERNAL REVENUE SERVICE                                           Number
                           ---------------------------------------------------------------------
 PAYER'S REQUEST FOR        Part 2-Certification-Under penalties of perjury, I certify that:
TAXPAYER                    (1) The number shown on this form is my correct Taxpayer
 IDENTIFICATION NUMBER      Identification Number (or I am waiting for a number to be issued
     ("TIN")                    for me), and
                            (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                            Certification Instructions-You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
                           ------------------------------------------------------------------

SIGN HERE                          SIGNATURE ------------------ DATE-----------     Part 3 - Awaiting TIN  [ ]
------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF THE SUBSTITUTE FORM W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature
 ---------------------------------------------   Date
 --------------------------------------------, 19
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